EX.99.906CERT

SECTION 906 CERTIFICATION

        Pursuant to 18 U.S.C. § 1350, the undersigned officer of The Payden & Rygel Investment Group (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSR for the period ended April 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

        Date: July 8, 2003

/s/ JOAN A. PAYDEN
Joan A. Payden Chairman The Payden & Rygel Investment Group

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to The Payden & Rygel Investment Group and will be retained by The Payden & Rygel Investment Group and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

EX.99.906CERT

SECTION 906 CERTIFICATION

        Pursuant to 18 U.S.C. § 1350, the undersigned officer of The Payden & Rygel Investment Group (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s report on Form N-CSR for the period ended April 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

        Date: July 8, 2003

/s/ BRIAN W. MATTHEWS
Brian W. Matthews Executive Vice President and Chief Financial Officer The Payden & Rygel Investment Group

This certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C. § 1350 has been provided to The Payden & Rygel Investment Group and will be retained by The Payden & Rygel Investment Group and furnished to the U.S. Securities and Exchange Commission or its staff upon request.